UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2010
ONEIDA FINANCIAL CORP.
(Exact name of Registrant as specified in its charter)

Federal	000-25101	16-1561678

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
182 Main Street, Oneida, New York 13421-1676
(Address of principal executive offices)
(315)-363-2000
Registrant’s telephone number, including area code
Not Applicable
(Former Name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
     On May 4, 2010, Oneida Financial Corp. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.
1. The election of directors:

			Broker
	For	Withheld	non-votes
John E. Haskell	6,660,201	30,454	450,498

Michael R. Kallet	6,662,868	27,787	450,498

Nancy E. Ryan	6,660,797	29,858	450,498

John A. Wight M.D.	6,651,578	39,077	450,498
2. The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accountants for the year ending December 31, 2010.

For	Against	Abstain	Broker non-votes
7,112,063	13,245	15,845	0
Item 9.01 Financial Statements and Exhibits
(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable.

(d)	Exhibits: None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.
Date: May 7, 2010	By:	/s/ Eric E. Stickels
Eric E. Stickels
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)

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